EXHIBIT 32.3
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Broadcom Cayman L.P. (the “Partnership”) for the year ended October 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Hock E. Tan, Chief Executive Officer of Broadcom Limited, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:	December 23, 2016	/s/ Hock E. Tan
Hock E. Tan
Chief Executive Officer of Broadcom Limited, the Registrant’s sole general partner

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.